UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2012

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 21, 2012, Tommy Lee, Wesco Aircraft Holdings, Inc.’s (the “Company”) Executive Vice President, notified the Company of his intent to retire from the Company effective December 31, 2012. Mr. Lee is expected to serve as a senior advisor to the Company following his retirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

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